Exhibit 10.45


Richard Gabriel
CEO and President
DNAPrint genomics, Inc.
900 Cocoanut Avenue
Sarasota, FL 34236

RE: Termination of License Agreement between DNAPrint genomics, Inc. and The Penn State Research Foundation effective July 25, 2002.


Dear Mr. Gabriel:

             DNAPrint genomics, Inc. and The Penn State Research Foundation
(PSRF) entered into a License Agreement effective on July 25, 2002. You notified us in an email dated February 4, 2004 that you would like to terminate the License Agreement as soon as possible.

             Paragraph 14.1 of the License Agreement states that "LICENSEE shall have the right to terminate this Agreement at any time on six (6) months' notice to PSRF, and upon payment of all amounts due PSRF through the effective date of the termination." However, PSRF and DNAPrint genomics, Inc. agree that the License Agreement will terminate effective upon the date of last signature herein and upon the return of the samples described in Appendix B (attached) to Professor Mark Shriver.

             The Pennsylvania State University and the Penn State Research Foundation look forward to future interaction with DNAPrint genomics, Inc.

                                 Sincerely,

                                 Ronald J. Huss

AGREED TO AND ACCEPTED:

DNAPRINT GENOMICS, INC.                 THE PENN STATE RESEARCH
                                        FOUNDATION

By:                                     By:
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Name:                                   Name:
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Title:                                  Title:
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Date:                                   Date:
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